Exhibit 99.2

Fourth Quarter & Full Year 2021 Earnings Presentation February 28, 2022

Disclaimer This presentation (“Presentation”) is for informational purposes only . This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful . No representations or warranties, express or implied, are given in, or in respect of, this Presentation . To the fullest extent permitted by law in no circumstances will Danimer Scientific, Inc . (the “Company”) or any of its subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . The Company has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of investigations as an investor may deem necessary . FORWARD - LOOKING STATEMENTS Please note that in this Presentation, we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are made based on management’s expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties . The Company cautions that forward - looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward - looking statements . Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward - looking statements in this Presentation include, but are not limited to, the overall level of consumer demand on its products ; general economic conditions and other factors affecting consumer confidence, preferences, and behavior ; disruption and volatility in the global currency, capital, and credit markets ; the financial strength of the Company's customers ; the Company's ability to implement its business strategy, including, but not limited to, its ability to expand its production facilities and plants to meet customer demand for its products and the timing thereof ; risks relating to the uncertainty of the projected financial information with respect to the Company ; the ability of the Company to execute and integrate acquisitions ; changes in governmental regulation, legislation or public opinion relating to its products ; the Company’s exposure to product liability or product warranty claims and other loss contingencies ; disruptions and other impacts to the Company’s business, as a result of the COVID - 19 global pandemic and government actions and restrictive measures implemented in response ; stability of the Company’s manufacturing facilities and suppliers, as well as consumer demand for its products, in light of disease epidemics and health - related concerns such as the COVID - 19 global pandemic ; the impact that global climate change trends may have on the Company and its suppliers and customers ; the Company's ability to protect patents, trademarks and other intellectual property rights ; any breaches of, or interruptions in, its information systems ; the ability of its information technology systems or information security systems to operate effectively, including as a result of security breaches, viruses, hackers, malware, natural disasters, vendor business interruptions or other causes ; its ability to properly maintain, protect, repair or upgrade its information technology systems or information security systems, or problems with its transitioning to upgraded or replacement systems ; the impact of adverse publicity about the Company and/or its brands, including without limitation, through social media or in connection with brand damaging events and/or public perception ; fluctuations in the price, availability and quality of raw materials and contracted products as well as foreign currency fluctuations ; its ability to utilize potential net operating loss carryforwards ; and changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks . More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on Form 8 - K . All forward - looking statements included in this Presentation are based upon information available to the Company as of the date of this Presentation and speak only as of the date hereof . The Company assumes no obligation to update any forward - looking statements to reflect events or circumstances after the date of this presentation . USE OF PROJECTIONS This Presentation contains projected financial information with respect to the Company . Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . FINANCIAL INFORMATION ; NON - GAAP FINANCIAL MEASURES Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted EBITDAR and Adjusted Gross Profit has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . The Company believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations . The Company’s management uses these non - GAAP measures for trend analyses and for budgeting and planning purposes . A reconciliation of these non - GAAP financial measures to the closest GAAP measure is included in the Appendix to the Presentation . You should review the Company’s audited financial statements prepared in accordance with GAAP, which are included in its Annual Report on Form 10 - K/A filed with the SEC . TRADEMARKS This Presentation contained trademarks, service marks, trade names, and copyrights of, the Company, and other companies, which are the property of their respective owners . The information contained herein is as of February 28 , 2022 , and does not reflect any subsequent events . 2

Danimer's Strategic Priorities

1 Expand Capacity to Achieve Scale

- Increase internal production capacity
- Evaluate third party manufacturing and license agreements (Kemira & Hyundai Oilbank collaborations)

2 Lead with Innovation to Address a Broad Range of Customer Needs

- Leverage our core competency of formulation and application development
- Execute R&D (development agreements) with customers
- Technology licensing

3 Grow Customer Partnerships and Product Volume Commitments

- Continue negotiating development and supply agreements with global blue-chip customers that secure future demand
- Continue to influence global regulatory and legislative initiatives

4 Secure Cost-Effective Inputs

- Canola oil fixed price contracts
- Continue to explore alternative feedstocks
- Total Corbion collaboration for PLA supply

5 Attain Favorable Unit Economics to Enhance Margins

- Increase capacity utilization
- Ramp up production of Rinnovo following our Novomer acquisition
- Reduce utility costs/chemical usage
- Chevron Phillips collaboration for Rinnovo

6 Enhance Team Capabilities to Support Growth

- Deborah McRonald as Chief Corporate Development Officer
- Keith Edwards as VP of Business Development
- Mike Hajost as CFO
- Brad Rogers as VP Technology Development R&D

Creating highly profitable business to supply growing unmet need for biodegradable polymers, meeting customer standards while addressing the issue of plastic waste

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Expand Capacity: Kentucky Facility Update

Facility Expansion Update:

- Phase I (Completed 2020): $57mm of construction costs, ~20mm lbs. of Nodax-based finished product, annually
- Phase II broke ground in December 2020 with start-up expected in Q2 2022E
  - ~$128mm in total construction costs expected (~$114mm has been spent as of Q4 2021)
  - Additional ~45mm lbs. of finished product, bringing total facility to Nodax based finished product of ~65mm lbs. annually
- Overall KY operations anticipated to be EBITDA positive in 2022



Construction Progress (February 2022)



Fermentation Chiller Building



Downstream Processing



Extrusion Facility

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Expand Capacity: Bainbridge Greenfield Facility Update - Possible Schedule Change 5 Greenfield Facility Overview Commentary Greenfield Rendering  Location of Greenfield site selected in Georgia due to better utilities rates and incentives  Broke ground in November 2021 and civil engineering work is ongoing  Some equipment has been pre - ordered to avoid higher prices, but inflation remains a concern, as does lead time for some items ordered and yet to be ordered  We remain confident that there is ample customer demand for this capacity but we do not want to get caught in supply chain and inflationary unknowns given the cash flow implications  We are looking at possible schedule changes that might mitigate potential cost over - runs and unplanned delays  Recent construction cost estimate moved project spend midpoint from $490m to $556m and top end of range moved from $590mm to $612mm Greenfield Timing ▪ Broke ground November 2021 Capacity ▪ ~125mm lbs. of Nodax - based finished products expected annually CapEx (Revised) ▪ $500 - $612mm

Expand Capacity: PHA - Based Resin Capacity – Pre Rinnovo 6 Kentucky 32.5M lbs of Nodax Georgia Greenfield 62.5M lbs of Nodax Purchased Raw Material 95M lbs Purchased Materials Danimer Danimer 65M lbs of PHA - based resin 125M lbs of PHA - based resin 190M lbs of PHA - based Resin from KY and GA

Expand Capacity: PHA - Based Resin Capacity – Including Rinnovo Plant 7 Kentucky 32.5M lbs of Nodax Georgia Greenfield 62.5M lbs of Nodax Purchased Raw Material 127M lbs Rinnovo Plant 168M lbs of Rinnovo 330M lbs of PHA - based Resin from KY and GA 60M lbs of Standalone Rinnovo (2) Purchased Materials Rinnovo TM 108M lbs 60M lbs (1) (1) Standalone Rinnovo plant materials go through an extruder prior to reaching end customers. (2) Note standalone Rinnovo can be sold and used on its own. Danimer Danimer

Recent Customer Partnerships & Business Development Initiatives 8  R&D agreement with Bacardi to design and develop a PHA based spirit bottle  Joint R&D to design, develop, manufacture and evaluate PHA based resins for individual layers suitable for flexible food packaging Research & Development  Announced a two - year partnership to develop an innovative home compostable packaging  R&D agreement to develop PHA for Nestle’s PureLife water business Commercial Industry Collaboration

2021 ESG Report 9 ALIGNMENT WITH THE U.N. SUSTAINABLE DEVELOPMENT GOALS 1 Notes: 1 - Numbered boxes shown above represent specific UN Sustainability Development Goals.

Q4 & Full Year 2021 Financial Summary

ALL AMOUNTS PRELIMINARY AND UNAUDITED

Key Messages

- PHA increased to 50% of revenue vs 19% in Q4 2020
- Costs influenced by:
  - Elevated fixed-cost absorption at our Kentucky Facility as we scale up production
  - Investments in headcount and salaries to support future expansion plans
  - Public company costs
  - Novomer costs

Financial Summary

$MM

			Twelve Months Ended	
	4Q'21	4Q'20	12/31/2021	12/31/2020
Sales	$17.7	$12.0	$58.7	$47.3
Adj. Cost of Sales [(1)]	17.3	8.5	47.8	30.7
Adj. Gross Profit	**0.4**	**3.5**	**11.0**	**16.6**
R&D [(1)]	3.8	1.9	9.9	6.5
SG&A [(1)]	5.9	2.9	21.1	9.8
Adj. EBITDAR	**($9.3)**	**($1.3)**	**($20.1)**	**$0.4**
Rent [(2)]	(0.8)	(1.0)	(2.5)	(3.6)
Adj. EBITDA	**($10.2)**	**($2.3)**	**($22.6)**	**($3.2)**

(1) Excludes Stock-Based Compensation, Rent, Depreciation & Amortization and one time items

(2) Rent expense primarily results from a sale leaseback agreement associated with the Kentucky facility

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Notes:
1 - Adj. Gross Profit, Adj. EBITDAR and Adj. EBITDA are non-GAAP financial measures. See Appendix for reconciliations to nearest GAAP measure.
2 - Totals may not foot due to rounding.

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Forward Catalysts 11  Continued focus on driving operational costs down as we scale production  Large and growing TAM  Believed to be the only PHA product offering at commercial scale production  Increasing governmental regulations on single - plastic uses  Demand from blue chip multinational customers  Building talent and expertise to have ability to expand capacity while enhancing value proposition with partnerships  Demand from existing customers expected to grow faster than production capacity  Opportunity for rapid expansion to meet market demand  Variety of partnership structures could create capital - light model Large Addressable Market Revenue Upside Margin Upside Expand Capacity New Partnerships for Increased Output  Danimer is in the early stages of a long - term growth opportunity  Global demand vastly increasing for game changing packaging alternatives  Customers are some of the largest brand owners in the world with long term commitments to sustainability

Danimer is a Next Generation Bioplastics Company ` Experienced Leadership Team and Board of Directors with Proven Track Record 6 Significant Tailwinds From Increased Corporate and Legislative Initiatives on Environmental Impact of Global Pollution Crisis 2 Highly Attractive PHA Technology Serves as a Best End - of - Life Solution for Plastics 1 Rapidly Growing Blue Chip Customer Base Driving Demand in Excess of Current Capacity 5 Leading PHA Innovator with Patent Protected Technology and 14 Years of Production Know - How 3 Strong Partnerships with CPG Brands, Including Pepsi and Nestle, and Key Converters such as Wincup and Genpak 4 12

Appendix 13

$MM 4Q'21 4Q'20 12/31/2021 12/31/2020 Net Loss ($12.446) ($3.233) ($60.107) ($8.853) Income tax expense (benefit) ($1.810) $0.000 ($13.233) $0.000 Interest expense, net $0.247 $0.910 $0.763 $2.080 Depreciation and amortization $4.185 $1.820 $11.674 $4.609 Remeasurement of private warrants ($21.332) ($3.720) ($27.767) ($3.720) Stock-based compensation $20.055 $3.122 $55.908 $3.645 Loss on Debt Extinguishment $0.000 $0.000 $2.604 $0.000 Litigation and other legal related $0.047 $0.000 $1.232 $0.000 Transaction related $0.199 $4.017 $3.974 $4.265 Public company one-time transition costs $0.561 $0.000 $4.024 $0.000 Loss (gain) on sale of assets $0.049 $0.000 $0.082 ($0.009) Gain on forgiveness of debt $0.000 ($5.266) ($1.776) ($5.266) Other expense, net $0.062 $0.067 $0.044 $0.031 Adjusted EBITDA ($10.182) ($2.283) ($22.578) ($3.218) Rent $0.845 $0.981 $2.488 $3.620 Adjusted EBITDAR ($9.337) ($1.302) ($20.090) $0.402 Twelve Months Ended EBITDA and EBITDAR Reconciliation 14 Note: Totals may not foot due to rounding. ALL AMOUNTS PRELIMINARY AND UNAUDITED

Adjusted Gross Profit Reconciliation 15 Note: Totals may not foot due to rounding. ALL AMOUNTS PRELIMINARY AND UNAUDITED $MM 4Q'21 4Q'20 12/31/2021 12/31/2020 Total Revenue $17.728 $12.027 $58.749 $47.333 Cost of Revenue $20.080 $10.818 $57.865 $35.876 Gross Profit ($2.351) $1.209 $0.884 $11.457 Depreciation $2.142 $1.567 $8.041 $3.647 Rent $0.581 $0.666 $1.917 $1.402 Stock-based compensation $0.028 $0.036 $0.109 $0.126 Adjusted Gross Profit $0.400 $3.478 $10.951 $16.631 Twelve Months Ended